Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Regional Distribution Portfolio for the year ended December 31, 2010. This financial statement is the responsibility of the Regional Distribution Portfolio management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Regional Distribution Portfolio’s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Regional Distribution Portfolio for the year ended December 31, 2010, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

August 31, 2011

Denver, Colorado

REGIONAL DISTRIBUTION PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)	For the Year Ended December 31, 2010	For the Three Months Ended March 31, 2011
		(Unaudited)
Revenues
Rental revenue	$6,091	$2,313
Reimbursement and other revenue	1,135	328

Total revenues	7,226	2,641

Certain expenses
Real estate taxes	980	163
Operating expenses	442	119
Insurance	113	14
Management fees	165	47

Total certain expenses	1,700	343

Excess of revenues over certain expenses	$5,526	$2,298

The accompanying notes are an integral part of these financial statements.

REGIONAL DISTRIBUTION PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

and For the Three Months Ended March 31, 2011 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On June 17, 2011, Industrial Income Trust Inc. (the “Company”), through three of its wholly-owned subsidiaries, acquired a 100% fee interest in two industrial buildings and a 100% leasehold interest in a third industrial building, aggregating approximately 2.0 million square feet on 143.2 acres. The buildings are located in Atlanta, Georgia; York, Pennsylvania; and Houston, Texas (collectively referred to as the “Regional Distribution Portfolio”). The total aggregate purchase price was approximately $111.8 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

The accounting records of the Regional Distribution Portfolio are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Regional Distribution Portfolio. These financial statements are not intended to be a complete presentation of the Regional Distribution Portfolio revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Regional Distribution Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Regional Distribution Portfolio is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the three months ended March 31, 2011, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the three months ended March 31, 2011. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Regional Distribution Portfolio revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The Regional Distribution Portfolio records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Regional Distribution Portfolio records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $1.7 million and approximately $0.5 million for the year ended December 31, 2010 (audited), and for the three months ended March 31, 2011 (unaudited), respectively.

Approximate future minimum rentals revenues under non-cancelable, in-place leases as of December 31, 2010, are as follows:

For the Year Ended: (dollars in thousands)
2011	$7,324
2012	7,250
2013	7,781
2014	7,491
2015	7,612
Thereafter	69,698

Total	$107,156

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2010 and March 31, 2011, the Regional Distribution Portfolio had a weighted average occupancy rate of 100%, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2010, and the corresponding percentage of the future minimum rental revenues:

Tenant	Industry	Lease Expiration	Percentage of 2010 Lease Payments	Percentage of Future Minimum Lease Payments
Fairfield Industries	Geophysical Services	January 31, 2019	37%	13%
Suntron	Manufacturing	March 31, 2013	37%	3%
GlaxoSmithKline	Consumer Healthcare	December 31, 2022	16%	36%
Graham	Packaging Solutions	February 28, 2012	11%	0%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Chicago Industrial Portfolio for the year ended December 31, 2010. This financial statement is the responsibility of the Chicago Industrial Portfolio management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Chicago Industrial Portfolio’s revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Chicago Industrial Portfolio for the year ended December 31, 2010, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

August 31, 2011

Denver, Colorado

CHICAGO INDUSTRIAL PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)	For the Year Ended December 31, 2010	For the Three Months Ended March 31, 2011
		(Unaudited)
Revenues
Rental revenue	$4,779	$1,369
Reimbursement and other revenue	1,332	390

Total revenues	6,111	1,759

Certain expenses
Real estate taxes	1,053	286
Operating expenses	472	201
Insurance	65	19
Management fees	213	60

Total certain expenses	1,803	566

Excess of revenues over certain expenses	$4,308	$1,193

The accompanying notes are an integral part of these financial statements.

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CHICAGO INDUSTRIAL PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2010

and For the Three Months Ended March 31, 2011 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On June 24, 2011, under the terms of a definitive agreement to acquire a 100% fee interest in nine industrial buildings aggregating approximately 1.4 million square feet on 108.8 acres located in Chicago, Illinois, which Industrial Income Trust Inc. (the “Company”) refers to herein as the “Chicago Industrial Portfolio,” the Company, through one of its wholly-owned subsidiaries, acquired six of the nine industrial buildings of the Chicago Industrial Portfolio aggregating approximately 1.1 million square feet on 84.8 acres.

On August 4, 2011, the Company, through one of its wholly-owned subsidiaries, completed the acquisition of one of the remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 82,000 square feet on 4.5 acres.

On August 25, 2011, the Company, through one of its wholly-owned subsidiaries, completed the acquisition of one of the remaining industrial buildings in the Chicago Industrial Portfolio, aggregating approximately 145,000 square feet on 9.5 acres. These statements of historical revenues and certain expenses include the eight acquired buildings in the Chicago Industrial Portfolio. The Company expects to complete the acquisition of the remaining building of the Chicago Industrial Portfolio during the third quarter of 2011. The expected purchase price is approximately $5.2 million. The Company will provide the required financial information for the final property within the Chicago Industrial Portfolio during the third quarter 2011.

The total aggregate purchase price of the completed portion of the acquisition was approximately $96.5 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

The accounting records of the Chicago Industrial Portfolio are maintained on the accrual basis of accounting. The accompanying statements of historical revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Chicago Industrial Portfolio. These financial statements are not intended to be a complete presentation of the Chicago Industrial Portfolio revenues and expenses, due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Chicago Industrial Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Chicago Industrial Portfolio is located, as well as by general overall economic conditions. Management is not aware of any material factors, other than those discussed above, that would cause the information included herein to not be necessarily indicative of future operating results.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the three months ended March 31, 2011, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the three months ended March 31, 2011. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Chicago Industrial Portfolio revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The Chicago Industrial Portfolio records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Chicago Industrial Portfolio records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $0.3 million and approximately $0.2 million for the year ended December 31, 2010 (audited), and for the three months ended March 31, 2011 (unaudited), respectively.

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Approximate future minimum rentals revenues under non-cancelable, in-place leases as of December 31, 2010, are as follows:

For the Year Ended: (dollars in thousands)
2011	$5,548
2012	7,115
2013	6,430
2014	5,931
2015	5,525
Thereafter	12,598

Total	$43,147

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2010 and March 31, 2011, the Chicago Industrial Portfolio had a weighted average occupancy rate of approximately 89%, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2010, and the corresponding percentage of the future minimum rental revenues:

Tenant	Industry	Lease Expiration	Percentage of 2010 Lease Payments	Percentage of Future Minimum Lease Payments
Reviva Logistics, LLC	Logistic Services	February 28, 2013	26%	6%
Daniel M. Powers & Associates, Ltd.	Millwork Manufacturing	September 23, 2016	10%	7%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.

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